Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Champps Entertainment, Inc. (the “Company”) on Form 10-K for the period ended July 2, 2006 as filed with the Securities and Exchange Commission on September 8, 2006 (the “Report”), I, Michael P. O’Donnell, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 8, 2006	By:	/s/ Michael P. O’Donnell
Michael P. O’Donnell President and Chief Executive Officer (Principal Executive Officer)

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by this Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.